Exhibit 10.8

Seventh Amended and Restated Rent Supplement

(McAllen Lease)

January 1, 2015

This Seventh Amended and Restated Rent Supplement (this “Seventh Amended Supplement”) between Sharyland Distribution and Transmission Services, L.L.C. (“Lessor”) and Sharyland Utilities, L.P. (“Lessee”) is executed and delivered on January 14, 2015, to memorialize supplements to the McAllen Lease (as defined below), effective as of January 1, 2015. Capitalized terms used herein that are not otherwise defined will have the meanings assigned to them in the McAllen Lease.

WHEREAS, Lessor and Lessee are Parties to a Third Amended and Restated Lease Agreement (McAllen System) dated December 1, 2014 (as amended from time to time in accordance with its terms, the “McAllen Lease”);

WHEREAS, Lessor and Lessee executed a Sixth Amended and Restated Rent Supplement (McAllen Lease) dated January 1, 2015 (the “Sixth Amended Supplement”);

WHEREAS, on August 15, 2014, Lessee filed an application for interim update of wholesale transmission rates pursuant to PUC SUBST. R. 25.192(h) (the “August TCOS Filing”), and on October 3, 2014, the PUCT approved the August TCOS filing, allowing Lessee to begin billing based on the updated wholesale transmission rate;

WHEREAS, additional Capital Expenditures subsequent to those included in the August TCOS Filing have been placed in service, a portion of which constitutes Incremental CapEx under the McAllen Lease; and

WHEREAS, the Parties wish to amend and restate the Sixth Amended Supplement to memorialize Rent supplements that result from the Incremental CapEx.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties hereto agree to the following:

1. The Sixth Amended Supplement is hereby amended and restated in its entirety as set forth below.

2. The McAllen Lease, except as supplemented by this Seventh Amended Supplement, shall remain in full force and effect.

Incremental CapEx:

2010	$2,195,000
2011	$504,000
2012	$1,262,963
2013	$16,391,255
2014	$1,927,354	*
	$310,722	**
	$39,763,263	***
	$7,237,240	****

(total 2014)	$49,238,578
2015	$1,019,493	*****

MCALLEN LEASE

*	Represents the amount of distribution Incremental CapEx that was incurred during 2014. Rent supplements with respect to this distribution Incremental CapEx were agreed to and memorialized as part of the Fourth Amended and Restated Rent Supplement Schedule (McAllen Lease) dated January 1, 2014 and February 25, 2014 (the “Fourth Amended Supplement”) effective January 1, 2014.
**	Represents the amount of transmission Incremental CapEx that was included as part of a January TCOS Filing. Rent supplements with respect to this transmission Incremental CapEx were agreed to and memorialized as part of the Fourth Amended Supplement effective February 25, 2014.
***	Represents the amount of transmission Incremental CapEx that was included as part of the August TCOS Filing. Rent supplements with respect to this transmission Incremental CapEx were agreed to and memorialized as part of the Fifth Amended and Restated Rent Supplement Schedule (McAllen Lease) dated December 1, 2014 (the “Fifth Amended Supplement”) effective December 1, 2014.
****	Represents the estimated amount of transmission Incremental CapEx that was incurred from August 1, 2014 through December 31, 2014. Rent supplements with respect to this transmission Incremental CapEx were agreed to and memorialized as part of this Seventh Amended Supplement as of January 1, 2015.
*****	Represents the amount of distribution Incremental CapEx that the Parties expect to be placed in service during 2015, with a weighted average in service date of July 1, 2015. Rent supplements with respect to this distribution Incremental CapEx were agreed to and memorialized as part of the Sixth Amended Supplement effective January 1, 2015.

Lessee CapEx:

2010	$666,488
2011	$121,897
2012	$263,733
2013	$68,303
2014	$572,575
2015	$0

Base Rent:

2010	$5,260,447
2011	$5,453,529
2012	$5,521,881
2013	$6,566,290
2014	$8,416,404	*
2015	$12,017,982	**
2016	$11,987,785
2017	$11,390,837
2018	$10,950,903
2019	$10,744,889

*	Through the date that this Seventh Amended Supplement is executed and delivered, Lessee has made aggregate 2014 Base Rent payments of $6,513,132. Lessee will make a monthly 2014 Base Rent payment of $951,636 on each of January 15, 2015 and February 15, 2015. Following these payments, the aggregate amount of 2014 Base Rent paid to Lessor under the McAllen Lease will equal the asterisked amount above.
**	Lessee will make a monthly 2015 Base Rent payment of $956,615 on the 15th day of each month beginning on March 15, 2015 through May 15, 2015 (with respect to January through March 2015).

MCALLEN LEASE

Following these payments, Lessee will make a monthly 2015 Base Rent payment of $1,016,460 on the 15th day of each month beginning June 15, 2015 through February 15, 2016 (with respect to April 2015 through December 2015). Following these payments, the aggregate amount of 2015 Base Rent paid to Lessor under the McAllen Lease will equal the asterisked amount above.

Percentage Rent

Percentages:

2010	36.993%
2011	36.972%
2012	36.923%
2013	37.0%
2014	37.0%
2015	37.1%
2016	32.1%
2017	31.0%
2018	29.2%
2019	28.9%

Annual Percentage Rent

Breakpoints:

2010	$5,260,447
2011	$5,453,529
2012	$5,521,881
2013	$6,566,290
2014	$8,416,404
2015	$12,017,982
2016	$12,737,785
2017	$12,170,837
2018	$11,761,903
2019	$11,588,889

Revenues Attributable to

Lessee CapEx:

2010	$60,546
2011	$249,481
2012	$289,945
2013	$345,693
2014	$390,608
2015	$474,964
2016	$308,837
2017	$193,097
2018	$162,124
2019	$0

MCALLEN LEASE

Original

Base CapEx:

	Original Base CapEx	CapEx Placed in Service	Incremental CapEx	Accumulation of Deficit
2010	$500,000	$4,445,000	$3,945,000	$0
2011	$500,000	$1,004,000	$504,000	$0
2012	$500,000	$1,762,963	$1,262,963	$0
2013	$500,000	$16,891,255	$16,391,255	$0
2014	$500,000	$49,738,578	$49,238,578	$0
2015	$500,000	$1,519,493	$1,019,493	N/A
2016	$500,000	$0	$0	N/A
2017	$500,000	$0	$0	N/A
2018	$500,000	$0	$0	N/A
2019	$500,000	$0	$0	N/A

ERCOT Transmission Rate

Allocation:	before June 20, 2013: 100%
between June 20 and October 17, 2013: 27.8%
between October 17, 2013 and February 25, 2014: 11.8%
between February 25 and May 1, 2014: 8.2%
between May 1 and October 3, 2014: 8.6%
between October 3, 2014 and March 31, 2015: 12.0% between April 1, 2015 and August 31, 2015: 12.4%
starting September 1, 2015: 10.9%

Term of Rent Supplement: Expires 12/31/19

MCALLEN LEASE

The Parties have executed this Seventh Amended Supplement to the McAllen Lease as of the date set forth above.

SHARYLAND UTILITIES, L.P.

By:	/s/ Greg Wilks
Name:	Greg Wilks
Title:	Chief Financial Officer

SHARYLAND DISTRIBUTION & TRANSMISSION SERVICES, L.L.C.

By:	/s/ Brant Meleski
Name:	Brant Meleski
Title:	Chief Financial Officer

MCALLEN LEASE